                                                                 Exhibit (a)(18)

                          VAN KAMPEN SERIES FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                      ARTICLES OF AMENDMENT AND RESTATEMENT
                        OF THE ARTICLES OF INCORPORATION

      VAN KAMPEN SERIES FUND, INC., a Maryland corporation (the "Corporation"), pursuant to the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST, the Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.

      SECOND, the Corporation, has authority to issue 12,750,000,000 Shares, par value $.001 per share, having an aggregate par value of twelve million seven hundred and fifty thousand dollars ($12,750,000), and which are designated and classified as follows:

                                               Number of Shares of Common
Name of Class                                Stock Classified and Allocated
----------------------------------------     ------------------------------
Van Kampen Global Equity Allocation Fund
          Class A                              375,000,000 shares
Van Kampen Global Equity Allocation Fund
          Class B                              375,000,000 shares
Van Kampen Global Equity Allocation Fund
          Class C                              375,000,000 shares
Van Kampen Global Equity Allocation Fund
          Class I                              375,000,000 shares

Van Kampen American Value Fund
          Class A                              375,000,000 shares
Van Kampen American Value Fund
          Class B                              375,000,000 shares
Van Kampen American Value Fund
          Class C                              375,000,000 shares
Van Kampen American Value Fund
          Class I                              375,000,000 shares
Van Kampen American Value Fund
          Class R                              375,000,000 shares

Van Kampen Emerging Markets Fund
          Class A                              375,000,000 shares
Van Kampen Emerging Markets Fund
          Class B                              375,000,000 shares
Van Kampen Emerging Markets Fund
          Class C                              375,000,000 shares
Van Kampen Emerging Markets Fund
          Class I                              375,000,000 shares

Van Kampen Growth and Income Fund II
          Class A                              375,000,000 shares
Van Kampen Growth and Income Fund II
          Class B                              375,000,000 shares
Van Kampen Growth and Income Fund II
          Class C                              375,000,000 shares

Van Kampen Japanese Equity Fund
          Class A                              375,000,000 shares
Van Kampen Japanese Equity Fund
          Class B                              375,000,000 shares
Van Kampen Japanese Equity Fund
          Class C                              375,000,000 shares

Van Kampen Global Value Equity Fund
          Class A                              375,000,000 shares
Van Kampen Global Value Equity Fund
          Class B                              375,000,000 shares
Van Kampen Global Value Equity Fund
          Class C                              375,000,000 shares
Van Kampen Global Value Equity Fund
          Class I                              375,000,000 shares

Van Kampen Emerging Markets Debt Fund
          Class A                              375,000,000 shares
Van Kampen Emerging Markets Debt Fund
          Class B                              375,000,000 shares
Van Kampen Emerging Markets Debt Fund
          Class C                              375,000,000 shares

Van Kampen Equity Growth Fund
          Class A                              375,000,000 shares
Van Kampen Equity Growth Fund
          Class B                              375,000,000 shares
Van Kampen Equity Growth Fund
          Class C                              375,000,000 shares
Van Kampen Equity Growth Fund
          Class I                              375,000,000 shares

Van Kampen Global Franchise Fund
          Class A                              375,000,000 shares
Van Kampen Global Franchise Fund
          Class B                              375,000,000 shares
Van Kampen Global Franchise Fund
          Class C                              375,000,000 shares
Van Kampen Global Franchise Fund
          Class I                              375,000,000 shares

      THIRD, the Board of Directors of the Corporation at meetings duly convened on November 13, 2008 and April 17, 2009 has adopted resolutions to approve, pursuant to sections 2-208.1 and 2-105(c) of MGCL, a decrease in the total number of Shares that the Corporation has authority to issue by 1,500,000,000 Shares representing the termination of the Van Kampen Global Value Equity Fund effective immediately;

      FOURTH, the Corporation, after implementation of the Articles described herein, has authority to issue 11,250,000,000 Shares, par value $.001 per share, having an aggregate par value of eleven million two hundred and fifty thousand dollars ($11,250,000), and which are designated and classified as follows:

                                               Number of Shares of Common
Name of Class                                Stock Classified and Allocated
----------------------------------------     ------------------------------
Van Kampen Global Equity Allocation Fund
          Class A                              375,000,000 shares
Van Kampen Global Equity Allocation Fund
          Class B                              375,000,000 shares
Van Kampen Global Equity Allocation Fund
          Class C                              375,000,000 shares
Van Kampen Global Equity Allocation Fund
          Class I                              375,000,000 shares

Van Kampen American Value Fund
          Class A                              375,000,000 shares
Van Kampen American Value Fund
          Class B                              375,000,000 shares
Van Kampen American Value Fund
          Class C                              375,000,000 shares
Van Kampen American Value Fund
          Class I                              375,000,000 shares
Van Kampen American Value Fund
          Class R                              375,000,000 shares

Van Kampen Emerging Markets Fund
          Class A                              375,000,000 shares
Van Kampen Emerging Markets Fund
          Class B                              375,000,000 shares
Van Kampen Emerging Markets Fund
          Class C                              375,000,000 shares
Van Kampen Emerging Markets Fund
          Class I                              375,000,000 shares

Van Kampen Growth and Income Fund II
          Class A                              375,000,000 shares
Van Kampen Growth and Income Fund II
          Class B                              375,000,000 shares
Van Kampen Growth and Income Fund II
          Class C                              375,000,000 shares

Van Kampen Japanese Equity Fund
          Class A                              375,000,000 shares
Van Kampen Japanese Equity Fund
          Class B                              375,000,000 shares
Van Kampen Japanese Equity Fund
          Class C                              375,000,000 shares

Van Kampen Emerging Markets Debt Fund
          Class A                              375,000,000 shares
Van Kampen Emerging Markets Debt Fund
          Class B                              375,000,000 shares
Van Kampen Emerging Markets Debt Fund
          Class C                              375,000,000 shares

Van Kampen Equity Growth Fund
          Class A                              375,000,000 shares
Van Kampen Equity Growth Fund
          Class B                              375,000,000 shares
Van Kampen Equity Growth Fund
          Class C                              375,000,000 shares
Van Kampen Equity Growth Fund
          Class I                              375,000,000 shares

Van Kampen Global Franchise Fund
          Class A                              375,000,000 shares
Van Kampen Global Franchise Fund
          Class B                              375,000,000 shares
Van Kampen Global Franchise Fund
          Class C                              375,000,000 shares
Van Kampen Global Franchise Fund
          Class I                              375,000,000 shares

      FIFTH, such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement of the Amended Articles of Incorporation.

      SIXTH, the description of the shares designated and classified, as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement of the Amended Articles of Incorporation and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement of the Amended Articles of Incorporation.

      IN WITNESS WHEREOF, VAN KAMPEN SERIES FUND, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President attested by its Assistant Secretary on this 2nd day of October, 2009.

                                        VAN KAMPEN SERIES FUND, INC

                                        By: /s/ Stefanie Chang Yu
                                            -------------------------------
                                            Stefanie Chang Yu
                                            Vice President

Attest: /s/ Julien Yoo
        -----------------------
        Julien Yoo
        Assistant Secretary

The undersigned, Vice President of Van Kampen Series Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said corporation, the foregoing Articles Supplementary to the Articles of Amendment and Restatement to be the corporate act of said corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                        By:
                                            -------------------------------
                                            Stefanie Chang Yu
                                            Vice President